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[SUTHERLAND, ASBILL & BRENNAN, L.L.P.]

                                                                 EXHIBIT (10)(a)



                                April 16, 1997



Board of Directors
ML Life Insurance Company of New York
100 Church Street, 11th Floor
New York, New York  10080-6511

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Post-Effective Amendment No. 11 to Form N-4 (File No. 33-43654) for ML of New York Variable Annuity Separate Account A of ML Life Insurance Company of New York. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                        Very truly yours,

                                        SUTHERLAND, ASBILL & BRENNAN, L.L.P.



                                        By: /s/ KIMBERLY J. SMITH
                                            -------------------------------
                                            Kimberly J. Smith